Acquisitions - Unaudited Pro Forma Consolidated Revenues, Net Income (Loss), and Net Income (Loss) Per Share - Bencor (Detail) (Bencor, USD $)
In Thousands, except Per Share data, unless otherwise specified
12 Months Ended
Jan. 31, 2011
Bencor
Business Acquisition [Line Items]
Revenues	$ 1,029,247
Net income attributable to Layne Christensen Company	$ 33,842
Basic income per share attributable to Layne Christensen Company	$ 1.75
Diluted income per share attributable to Layne Christensen Company	$ 1.73